Investor Presentation Third Quarter 2007 Update Exhibit 99.1

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors.  NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward-Looking
Statements
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words "anticipates," "believes," "expects," "intends," "plans,"
"estimates," "targets," "projects," "should," "may," "will" and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements.
Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: leverage;
operating and financial restrictions imposed by our senior credit facilities; our cash requirements; rapid development and intense competition in the telecommunications industry;

Special Note Regarding Forward-Looking Statements
(cont.)
increased competition in our markets; declining prices for our services;
changes or advances in technology; the potential to experience a high rate of customer turnover; our dependence on our affiliation with Sprint Nextel
("Sprint"); a potential increase in the roaming rates we pay; wireless handset subsidy costs; the potential for our largest competitors and Sprint to build networks in our markets; the potential loss of our licenses; federal and state regulatory developments; loss of our cell sites; the rates of penetration in the wireless telecommunications industry; our capital requirements;
governmental fees and surcharges; our reliance on certain suppliers and vendors; the potential for system failures or unauthorized use of our network; the potential for security breaches of our physical facilities; the potential loss of our senior management and inability to hire additional personnel; the trading market for our common stock; the potential influence over us by our largest stockholder, Quadrangle; our ability to pay dividends;
provisions in our charter documents and Delaware law; expenses of becoming a public company; the requirement to comply with Section 404 of the Sarbanes-Oxley Act; and other unforeseen difficulties that may occur.
These risks and uncertainties, as well as other risks and uncertainties that could cause our actual results to differ significantly from management’s expectations, are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our
SEC filings, including our Annual Reports on Forms 10-K.

Company Overview

nTelos

PA
MD
OH
WV
KY
VA
TN
NC
Charleston
Huntington
Charlottesville
Richmond
Lynchburg
Roanoke
Virginia Beach
Chesapeake
Strategic Network Alliance Area (Wholesale)
Current NTELOS Coverage

PA
OH
MD
WV
KY
VA
TN
NC
Winchester
Washington DC
Harrisonburg
Staunton
Waynesboro
Charlottesville
Charleston
Huntington
Lynchburg
Roanoke
Danville
Greensboro
Richmond
CLEC & Internet
Internet
ILEC
Fiber Optic Network
Point of Presence

Regionally-Focused Service Provider
44K RLEC lines, 94% DSL coverage
49K CLEC lines, 98% commercial or institutional
20K broadband connections
4% YoY Revenue growth
1% YoY Adjusted EBITDA growth
54% YTD Adjusted EBITDA margin
Average of 23.0 MHz of spectrum
5.2 million covered POPs
396K
(1)
retail subscribers (YoY increase of
11%)
Wholesale revenues (primarily Sprint Nextel
agreement) increased 26% YoY to $93
17% YoY Revenue growth
30% YoY Adjusted EBITDA growth
38% Adjusted EBITDA margin (versus 34%
one year ago)
39% Adjusted EBITDA margin in 3Q07
(versus 34% in 3Q06)
Wireless ($365 Revenue / $137 Adj. EBITDA)
(1) (2)
Wireline ($120 Revenue / $65 Adj. EBITDA)
(1) (2)
($ in millions)
(1) As of September 30, 2007 or for the twelve months ended September 30, 2007.
(2) Throughout this presentation, year over year (YOY) comparisons are calculated using the last twelve month periods ending on September 30, 2006 and September 30, 2007.

$66
$87
$121
$147
$172
$201
40%
39%
35%
28%
24%
37%
0
50
100
150
$200
2002 2003 2004 2005 2006 2007G
$499
$440
$392
$343
$309
$280
0
100
200
300
400
$500
2002 2003 2004 2005 2006 2007G
Focused on Growth Opportunities
($ in millions)
Total Revenue
Total Adjusted EBITDA/Margin %
Strong financial performance
(1)
(2)
(1) Based on Midpoint of guidance range of $497 million to $501 million               (2) Based on Midpoint of guidance range of $199 million to $203 million
Note: Throughout this presentation, Compound Annual Growth Rates (CAGR) presented are calculated over the period of 2002 to 2006.

$153
$128
39%
41%
0
50
100
150
$200
9 Mo 2006 9 Mo 2007
$372
$326
0
100
200
300
400
$500
9 Mo 2006 9 Mo 2007
YTD 2007 Over YTD 2006 Growth
($ in millions)
Total Revenue
Total Adjusted EBITDA/Margin %
Strong financial performance

Sprint
Together with NEXTEL
Virgin mobile
EarthLink
movida

Two-Pronged Wireless Growth Strategy
Leverage multiple brands and distribution clout over one
network to drive economic returns.
NTELOS Retail Branded Strategy
CDMA
Network
Wholesale MVNO Strategy
Cable
Partnerships
NTELOS NATION
NTELOS Unlimited
NTELOS
In Advance

Revenue
High Growth/High Margin Wireless Operations
($ in millions)
Adjusted EBITDA/Margin %
(2)
(1) Based on Midpoint of guidance range of $376 million to $379 million
(2) Based on Midpoint of guidance range of $140 million to $142.5 million
$90
$66
$33
$15
$112
$141
9%
35%
32%
28%
37%
17%
0
40
80
120
$160
2002 2003 2004 2005 2006 2007G
$34
$33
$52
$63
$78
$378
$244
$217
$183
$167
$137
$322
$280
$235
$200
$171
0
100
200
300
$400
2002 2003 2004 2005 2006
Retail   Wholesale
2007G

$83
$108
35%
38%
0
40
80
$120
9 Mo 2006 9 Mo 2007
$181
$210
$57
$71
$238
$281
0
100
200
300
$400
9 Mo 2006 9 Mo 2007
Retail   Wholesale
Revenue
YTD 2007 over YTD 2006 Wireless Operations
($ in millions)
Adjusted EBITDA/Margin %

Retail Wireless Positioned For Growth
NTELOS positioned as the “Best Value in Wireless”
“Complete Nationwide Coverage”
Large contiguous regional footprint
Leveraging extensive brand awareness and retail presence
70 branded retail locations
Reinforced by regional wireline presence
The most complete nationwide coverage with no roaming
Sprint Nextel alliance – New resale agreement through July 2015
Improves economics for NTELOS national plans
Recent discretionary capital investments driving enhanced wireless performance
Improvements in coverage and quality
Planned EVDO network upgrade for all markets – incremental CAPEX over 2007-2009 of approximately $66 million
Enhanced high speed data capabilities from planned network upgrade
Focus on higher value rate plans
Emphasis on Postpay and nAdvance spending limit plans
Expansion of data products and services

336
357
367
396
250
300
350
400
450
12/31
2005
9/30
2006
12/31
2006
9/30
2007
$4.12
$51.87 $50.92
$2.65
$53.57
$55.99
40
50
$60
9 Mo 2006 9 Mo 2007
Voice   Data
Successful Growth in Subscribers and ARPU
Retail ARPU NTELOS Branded Subscribers (000s)
YOY Subscriber Growth of 11%

NTELOS’ Retail Products Target Local Customers
Contribution
Long Distance, Roaming, Features
1- or 2-Year Service Contract
Allows Shared Lines
Nationwide Roaming options
Postpay-Like Plans with Unlimited or Buckets
of Minutes with 1-or 2-year Service
Agreement required
Competitive Cost of Entry
Long Distance, Roaming, Features available
Traditional “Pay-As-You-Go” Prepay with No
Service Agreement
Description Products
Postpay
Prepay
72% of Total Subs
$56.52 YTD ARPU
28% of Total Subs
$54.64 YTD ARPU

$23.46
$22.36
$31.21
$32.53
$55.99
$53.57
0
20
40
$60
9 Mo 2006 9 Mo 2007
41%
52%
49%
45%
41%
30
40
50
60%
2002 2003 2004 2005 2006
ARPU and Scale Drive Profit per Subscriber
Operating costs include wholesale costs; understates profit per retail customer.
(1) Network costs include cost of wholesale MOUs, wholesale revenue not included in ARPU.
(2) Operating costs exclude cost of customer acquisition (CPGA) and equipment revenue.
ARPU/Cash Profit per Subscriber
(1)
Operating Costs as % of Revenue
(2)
$2.42
$1.10
Cash Profit/Subscriber Cash Cost/Subscriber
(1)

Retail Locations
NTELOS
Sprint Nextel
AT&T
Alltel
Verizon Wireless
T-Mobile

Churn %

$347
$358
3.1%
2.8%
2.3%
1.8%
200
300
$400
9 Mo 2006 9 Mo 2007
0
2
4
6
8%
Direct Distribution Model Improves Customer
Satisfaction
CPGA
Total Churn
Postpay Churn
Extensive Retail Presence
(1)
CPGA ($)/Churn (%)-YTD
(1) As of January 2007
19
28
19
23
22
28
6
11
12
18
25
9
13
18
17
34
39
48
58
70
0
10
20
30
40
50
60
70
80
VAE   VAW   WVA

nTelos

T-Mobile
alltel
nTelos
U.S. Cellular
at&t
Sprint
Together with NEXTEL
verizon wireless

16 Unique Competitive Position Value National Full Range Comparative Regional Geographic Coverage Price Position NTELOS has the best regional coverage and offers the best value.

$71
$57
$34
$33
$52
$63
$78
0
20
40
60
80
$100
2002 2003 2004 2005 2006 9 Mo
2006
9 Mo
2007
Wireless Total Wholesale Revenue
Strategic Network Alliance Leverages
NTELOS’
Network
Sprint Nextel acquired 97K
Horizon subscribers in June 2004
Sprint Nextel Strategic Network
Alliance extended through at
least July 2015
Monthly minimum revenue
guarantees
Benefits from Sprint Nextel
migration to CDMA
Attractive contribution margin
($ in millions)
High Growth, Attractive Margin Revenue Stream.

Summary of Terms for Recently Revised Sprint Nextel Contract
Agreement extended 4 years through July 2015
No overbuild could be commenced until last 18 months
Exclusivity for all wireless services utilizing CDMA technology
Minimum Sprint Nextel revenue commitment of $8 million/month; $9 million/month after NTELOS has deployed EVDO to
98% of cell sites in resale region
Separate rate structure for services:
“Home” voice pricing tiers fixed through July 1, 2008, then reset semi-annually based on 60.0% of change in
Sprint’s retail voice revenue yield
“Travel” voice rate fixed through July 1, 2008, then reset semi-annually based on 90.0% of Sprint’s retail voice revenue yield
“Home” data rate is 60.0% of Sprint national 3G and EVDO data yield, reset quarterly, times Average Sprint CDMA
Subs in NTELOS region
“Travel” data rate based on schedule through July 1, 2009; reset quarterly thereafter based on 90.0% of Sprint’s
3G and EVDO data yield
Rates tied to Sprint revenue yield incentivizes continued Sprint growth in Home markets and migration of iDEN customer base onto EVDO network
Reciprocal voice and data roaming rates
EVDO upgrade requirements scheduled to be completed by mid-2009
Sprint Nextel may terminate contract if NTELOS does not meet 95% EVDO deployment by January 2010 and/or
98% EVDO deployment by January 2011

PA
OH
MD
WV
KY
VA
TN
NC
Winchester
Washington DC
Point Pleasant
Harrisonburg
Huntington
Charleston
Staunton
Logan
Lewisburg
Clifton Forge
Waynesboro
Charlottesville
Covington
Beckley
Troutville
Lynchburg
Blacksburg
Roanoke
Farmville
Richmond
Bluefield
Radford
Rocky Mount
Abingdon
Wytheville
Danville
Martinsville
South Boston
Tri-Cities
Greensboro
CLEC & Internet
Internet
ILEC
Fiber Optic Network
Point of Presence

Greensboro, NC
To Carlisle, PA
(1) As of September 30, 2007 or for the twelve months ended September 30, 2007.
($ in millions)
RLEC  ($62 Revenue / $45 Adj. EBITDA)
(1)
44,224 RLEC access lines (YoY 3%
decline)
Access revenues increased 10% YoY
Adjusted EBITDA declined 1% YoY
Broadband penetration at 36%
IPTV Launched in Q3 2007
Competitive
($59 Revenues / $20 Adj. EBITDA)
(1)
48,615 CLEC access lines (YoY 5%
increase)
Revenue growth YoY was 6%
Strategic revenue growth YoY was 18%
2,040 mile fiber-optic network
Broadband connections up 19% from
second quarter 2006.
Established, Stable Wireline Business

$65
$65
$62
$59
$58
$50
54%
56%
56% 56% 56%
51%
0
20
40
60
$80
2002 2003 2004 2005 2006 2007G
$28
$30
$33
$37
$41
$57
$56
$54
$48
$61
$24
$21
$18
$17
$15
0
50
100
$150
2002 2003 2004 2005 2006 2007G
$100
$105
$107
$111
$121
$117
Adjusted EBITDA/Margin% Revenue
Wireline Provides Strong, Stable Cash Flow
($ in millions)
(1)
(1) Based on Midpoint of guidance range of $120 million to $121 million
(2) Based on Midpoint of guidance range of $64 million to $65 million
(2)
RLEC
Competitive -
Strategic
Competitive -
Other
Competitive -Strategic includes voice and broadband data services, high-capacity network access and transport services.

$31
$33
$45
$46
$12
$11
0
40
80
$120
9 Mo 2006 9 Mo 2007
$87
$91
Adjusted EBITDA/Margin% Revenue
YTD 2007 over YTD 2006 Strong, Stable Cash Flow
($ in millions)
RLEC
Competitive –
Other
Competitive-
Strategic
$49
$49
54%
56%
0
30
$60
9 Mo 2006 9 Mo 2007

Attractive Wireline Competitive Position
Most
Established
Wholesale
Fiber
Provider
Extensive fiber footprint in our markets
Cost advantage for wireline and wireless operations
Contracts with Alltel, AT&T, Verizon, Qwest, US Cellular, Verizon
Wireless
No Voice
Competition
in RLEC
Region
DSL in 94% of footprint
Rapid Cable offers only broadband service in Alleghany County
Comcast offers only broadband service in Augusta and Botetourt
Counties
Limited
CLEC
Competition
One primary CLEC competitor per CLEC market
ILEC competition from Verizon and Embarq
CLEC competition mainly from Level 3 and One Communications
Majority of CLEC customers are subject to multi-year agreements

Financial Overview

$378
$200
$171
$322
$280
$235
$121
$117
$111
$107
$100
$105
0
100
200
300
400
500
$600
2002 2003 2004 2005 2006 2007G
Wireless CAGR =  17%
Wireline CAGR  =   4%
$499
$440
$392
$343
$309
$280
Wireless Drives Revenue Growth
Total Revenue
($ in millions)
YTD Revenue
Wireless   Wireline   Other
(1) Based on Midpoint of guidance range for Consolidated Revenue of $497 million to $501 million
(1)
$281
$238
$87
$91
0
100
200
300
400
$500
9 Mo 2006 9 Mo 2007
$372
$326

$108
$83
$49
$49
$128
$153
(5)
50
105
$160
9 Mo 2006 9 Mo 2007
$66
$90
$112
$15
$33
$141
$58
$50
$59
$62
$65
$65
$172
$147
$121
$87
$66
$201
(10)
70
150
$230
2002 2003 2004 2005 2006 2007G
Wireless CAGR =  66%
Wireline CAGR  =  7%
YTD Adjusted EBITDA
Wireless Growth Enhances Adjusted EBITDA
Total Adjusted EBITDA
($ in millions)
Wireless   Wireline   Other
(1) Based on Midpoint of guidance range for Consolidated Adjusted EBITDA of $199 million to $203 million
(1)

Accelerating Consolidated Free Cash Flow
Consol. Adjusted EBITDA - CapEx Consolidated CapEx
($ in millions)
(1)
(1)  Based on midpoint of guidance ranges
(1)
$20
$28
$41
($8)
$29
$61
$58
$86
$94
(10)
50
110
$170
2002 2003 2004 2005 2006 2007G
$78
$114
$135
Wireless   Wireline
Other Discretionary &
Incremental EVDO Investment
Discretionary & Incremental EVDO Investment
$35
$24
$7
$20
$28
$41
$49
$37
$36
$41
$32
$21
$20
$19 $17
$21
$6
$8
$5
$5
$3
0
20
40
60
80
100
$120
2002 2003 2004 2005 2006 2007G
$89
$60 $59
$73
$87
$107

Cash Flows Guidance
($ in millions)
2007G
(1)
Adjusted EBITDA
$      201
Less Capex 107
Adjusted EBITDA less CAPEX $        94
Less:
Cash Interest, net of interest income 45
Cash Taxes 14
Cash Dividends 13
Scheduled 2007 Debt Payments
(2)
6
Cash Flows, net
(3)
$        16
Cash on Hand at December 31, 2006
$        44
(1)
Based on midpoint of guidance ranges
(2)
Excludes $6 million debt payment in 1Q07 from "Excess Cash Flow" generated in 2006.
(3)
Before adjustments for changes in working capital

Capitalization
($ in millions)
12/31/2005 12/31/2006 9/30/2007
Proforma
(1)
Year LTM
Adjusted EBITDA
$          146.8 $          172.5 $       197.8
Cash and cash equivalents $           28.1 $           44.2 $         74.6
1st lien senior secured credit facility $          396.0 $          625.2 $       614.3
2nd lien senior secured credit facility             225.0                    -                  -
Capital leases                 1.1                 1.3               1.3
   Total Debt $          622.1 $          626.5 $       615.6
Total Debt Leverage Ratio 4.24x 3.63x 3.11x
Net Debt (total debt less cash and cash equivalents)
$          594.0 $          582.3 $       541.0
Net Debt Leverage Ratio 4.05x 3.38x 2.74x
(1) Amount for 12/31/05 are proforma to exclude $135 million of floating rate notes paid off on April 15, 2006 with proceeds from the initial public offering.

Quarterly Cash Dividend
$0.15 per share paid on July 12, 2007 ($6.3 million) and on
October 11, 2007 ($6.3 million)
$0.21 per share declared on October 25, 2007
40% increase from previous dividend
Record date of December 20, 2007
Payment date of January 10, 2008
(1) Quadrangle Capital Partners II LP has agreed to acquire all of the shares of NTELOS common stock owned by Citigroup Venture Capital Equity
Partners.  With this acquisition, private equity funds affiliated with Quadrangle Group LLC will own approximately 27% of NTELOS’s outstanding common stock.  As of November 1, 2007, approximately 90% of these shares have been acquired by Quadrangle with the remaining shares, subject to regulatory approval, expected to transfer by year-end.
Proforma Common Stock Ownership as of September 30, 2007
1
Shares (in 000s) % of Total
Quadrangle Entities 11,306 26.9%
NTELOS Named Executive Officers 864 2.1%
Public and Other 29,874 71.1%
Total Common Stock 42,045 100.0%

Summary
Consistently Strong Financial Performance
Numerous Catalysts for Sustainable Growth
Focused on Long-term Free Cash Flow Growth
Diversified Business Model
High Growth Wireless Business
Expanding retail subscriber base, Data Revenue Growth
Growing high-margin wholesale revenue under new agreement
Strong Regional Wireline Business
Scalable Systems for Continued Expansion
Experienced Management Team

Appendix

Adjusted EBITDA Reconciliation
($ in millions)
2001 2002 2003 2004 2005 2006 2006 2007
Consolidated
Operating Income (loss) ($30) ($416) $14 $55 $53 $61 $38 $81
Depreciation and Amortization 82 83 70 65 83 85 64 68
Capital and Operational Restructing
Charges - 4 2 1 15 - - -
Accretion of Asset Retirement Obligations - - 1 - 1 1 1 -
Advisory Termination Fees - - - - - 13 13 -
Asset Impairment Charges - 403 - - - - - -
Gain on Sale of Assets (32) (8) - - (9) - - -
Secondary Offering Costs - - - - - - - 1
Non-cash Compensation Charge - - - - 4 13 12 3
Adjusted EBITDA $20 $66 $87 $121 $147 $172 $128 $153
9 months ended

Adjusted EBITDA Reconciliation
($ in millions)
2002 2003 2004 2005 2006 2006 2007
Wireless
Operating Income (loss) ($410) ($15) $21 $32 $53 $38 $60
Depreciation and Amortization 61 47 44 57 58 44 48
Accretion of Asset Retirement Obligations - 1 1 1 1 1 -
Asset Impairment Charges 367 - - - - - -
Gain on Sale of Assets (3) - - - - - -
Adjusted EBITDA $15 $33 $66 $90 $112 $83 $108
Wireline
Operating Income (loss) $11 $37 $39 $36 $39 $29 $29
Depreciation and Amortization 18 21 20 25 26 20 20
Asset Impairment Charges 21 - - - - - -
Adjusted EBITDA $50 $58 $59 $61 $65 $49 $49
9 months ended

ARPU Reconciliation
($ in thousands, except for subscribers and ARPU data)
Three Months Ended:
Nine Months Ended:
Sept.30, 2006 Sept.30, 2007 Sept.30, 2006 Sept.30, 2007
Average Revenue per Handset/Unit (ARPU)
Wireless communications revenue 81,233 $               96,152 $             238,396 $           281,237 $
Less: Equipment revenue from sales to new customers (3,846)                    (2,892)                  (11,386)               (10,540)
Less: Equipment revenue from sales to existing customers (1,316)                    (1,863)                  (3,607)                  (5,476)
Less: Wholesale revenue (19,346)                  (24,339)               (56,808)               (71,590)
Plus: Other revenues, eliminations and adjustments (32)                         (471)                     611                      466
Wireless gross subscriber revenue 56,693 $               66,587 $             167,206 $           194,097 $
Less:  Paid in advance subscriber revenue (13,217)                  (17,899)               (38,385)               (52,781)
Less: adjustments (95)                         386                      (821)                     (471)
Wireless gross postpay subscriber revenue 43,381 $               49,074 $             128,000 $           140,845 $
Average subscribers 354,562                393,779              346,804              385,180
Total ARPU 53.30 $                  56.37 $               53.57 $               55.99 $
Average postpay subscribers 261,940                283,746              259,220              276,889
Postpay ARPU 55.20 $                  57.65 $               54.87 $               56.52 $
Wireless gross subscriber revenue 56,693 $               66,587 $             167,206 $           194,097 $
Less: Wireless voice and other feature revenue (53,804)                  (61,087)               (158,934)             (179,808)
Wireless data revenue 2,889 $                  5,500 $               8,272 $               14,289 $
Average subscribers 354,562                393,779              346,804              385,180
Total Data ARPU 2.72 $                    4.66 $                  2.65 $                  4.12 $
Wireless gross postpay subscriber revenue 43,381 $               49,074 $             128,000 $           140,845 $
Less: Wireless postpay voice and other feature revenue (40,889)                  (44,475)               (120,910)             (128,997)
Wireless postpay data revenue 2,492 $                  4,599 $               7,090 $               11,848 $
Average postpay subscribers 261,940                283,746              259,220              276,889
Postpay data ARPU 3.17 $                    5.40 $                  3.04 $                  4.75 $

CPGA Reconciliation
($ in thousands, except for subscribers and  CPGA data)
Three Months Ended:
9/30/2006 9/30/2007
Nine Months Ended:
9/30/2006 9/30/2007
Cost per Gross Acquisition (CPGA)
Cost of wireless sales 17,748 $                      19,374 $             50,511 $             57,092 $
Less: access, roaming, and other cost of sales (10,735)                        (12,870)               (29,512)               (35,677)
Merchandise cost of sales 7,013 $                        6,504 $               20,999 $             21,415 $
Total customer operations
25,033 $                      27,221 $             73,937 $             79,081 $
Less Wireline and other segment expenses (3,955)                          (4,279)                  (12,665)               (12,418)
Less: Wireless customer care, billing, bad debt and other expenses (9,877)                          (12,220)               (27,946)               (33,167)
Sales and marketing 11,201 $                      10,722 $             33,326 $             33,496 $
Merchandise cost of sales 7,013 $                        6,504 $               20,999 $             21,414 $
Sales and marketing 11,201                         10,722                33,326                33,496
Less: Merchandise sales (3,881)                          (3,016)                  (11,455)               (10,745)
Total CPGA costs 14,333 $                      14,210 $             42,870 $             44,165 $
Gross subscriber additions 42,156                         40,788                119,784              127,304
CPGA
340 $                           348 $                   358 $                   347 $

CCPU Reconciliation
($ in thousands, except for subscribers and CCPU data)
Three Months Ended:
9/30/2006 9/30/2007
Nine Months Ended:
9/30/2006 9/30/2007
Cash Cost per Handset/Unit (CCPU)
Maintenance and support
19,655 $                      20,598 $             57,765 $             62,148 $
Less Wireline, other segment expenses (9,027)                          (9,537)                  (27,202)               (28,718)
Wireless maintenance and support 10,628 $                      11,061 $             30,563 $             33,430 $
Corporate operations 6,708 $                        8,503 $               28,172 $             24,511 $
Less Wireline, other segment, and corporate expenses (2,332)                          (2,958)                  (15,188)               (8,544)
Wireless corporate operations 4,376 $                        5,545 $               12,984 $             15,967 $
Wireless maintenance and support 10,628 $                      11,061 $             30,563 $             33,430 $
Wireless corporate operations 4,376                           5,545                   12,984                15,967
Wireless customer care, billing, bad debt and other expenses 9,877                           12,220                27,946                33,167
Wireless access, roaming, and other cost of sales 10,735                         12,870                29,512                35,677
Equipment revenue from sales to existing customers (1,316)                          (1,863)                  (3,606)                  (5,476)
Total CCPU costs 34,300 $                      39,833 $             97,399 $             112,765 $
Average subscribers 354,562                       393,779              346,804              385,180
CCPU 32.25 $                        33.72 $               31.21 $               32.53 $

Summary of Operating Results
($ in thousands)
Three Months Ended:
Nine Months Ended:
September 30, 2006 September 30, 2007 September 30, 2006 September 30, 2007
Operating Revenues
Wireless PCS Operations 81,233 $                         96,152 $                        238,396 $                      281,237 $
Subscriber Revenues 56,500                                    66,687                                   165,951                                 192,794
Wholesale/Roaming Revenues, net 19,346                                    24,339                                   56,808                                   71,590
Equipment Revenues 5,162                                      4,755                                     14,993                                   16,016
Other Revenues 225                                         371                                        644                                        837
Wireline Operations
RLEC 15,711                            15,264                           45,274                           46,103
Competitive Wireline 14,077                            15,337                           41,942                           44,589
Wireline Total 29,788                            30,601                           87,216                           90,692
Other 203                                 178                                618                                547
111,224 $                       126,931 $                      326,230 $                      372,476 $
Operating Expenses
Wireless PCS Operations 53,831 $                         58,921 $                        155,329 $                      173,150 $
Cost of Sales - Equipment 7,013                                      6,504                                     20,999                                   21,413
Cost of Sales - Access & Other 10,735                                    12,869                                   29,512                                   35,677
Maintenance and Support 10,629                                    11,061                                   30,563                                   33,430
Customer Operations 21,078                                    22,942                                   61,271                                   66,663
Corporate Operations 4,376                                      5,545                                     12,984                                   15,967
Wireline Operations
RLEC 3,663                              4,248                             10,621                           12,681
Competitive Wireline 9,461                              9,972                             28,045                           29,334
Wireline Total 13,124                            14,220                           38,666                           42,015
Other  1,264                              1,457                             4,085                             3,888
68,219 $                         74,598 $                        198,080 $                      219,053 $
Adjusted EBITDA
(a non-GAAP Measure)
Wireless PCS Operations 27,402 $
38.5%
37,231 $
38.7%
83,067 $
34.8%
108,087 $
Wireline Operations
RLEC 12,048                            71.8% 11,016                           72.2% 34,653                           76.5% 33,422
Competitive Wireline 4,616                              34.0% 5,365                             35.0% 13,897                           33.1% 15,255
Wireline Total 16,664                            53.3% 16,381                           53.5% 48,550                           55.7% 48,677
Other (1,061)                            (1,279)                            (3,467)                            (3,341)
43,005 $
41.2%
52,333 $
41.2%
128,150 $
39.3%
153,423 $
Capital Expenditures
Wireless PCS Operations 16,762 $                         9,514 $                          45,580 $                        31,470 $
Wireline Operations
RLEC 1,847                              2,236                             7,295                             6,741
Competitive Wireline 3,878                              2,831                             9,395                             11,576
Wireline Total 5,725                              5,067                             16,690                           18,317
Other 1,033                              2,459                             4,364                             5,512
23,520 $                         17,040 $                        66,634 $                        55,299 $
Adjusted EBITDA less Capital Expenditures
Wireless PCS Operations 10,640 $                         27,717 $                        37,487 $                        76,617 $
Wireline Operations
RLEC 10,201                            8,780                             27,358                           26,681
Competitive Wireline 738                                 2,534                             4,502                             3,679
Wireline Total 10,939                            11,314                           31,860                           30,360
Other (2,094)                            (3,738)                            (7,831)                            (8,853)
19,485 $                         35,293 $                        61,516 $                        98,124 $
(before depreciation & amortization, accretion of asset retirement obligations, asset write-down and impairment charges, gain on sale of assets, termination of advisory agreements, non-cash compensation and secondary offering costs, a non-GAAP Measure)